MASSMUTUAL FUNDS
MassMutual Core Bond Fund
MassMutual Diversified Value Fund
MassMutual Equity Opportunities Fund
MassMutual Total Return Bond Fund
Supplement dated March 24, 2025 to the
Prospectuses dated February 1, 2025 and
February 1, 2025, as Revised on February 5, 2025
This supplement provides new and additional information beyond that contained in the Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectuses and any previous supplements.
The respective Board of Trustees of each Selling Fund and each Acquiring Fund, as applicable, has approved the reorganization of each Selling Fund listed in the table below (each, a “Selling Fund”) with and into the corresponding Acquiring Fund listed in the table below (each, an “Acquiring Fund”). Subject to the satisfaction of certain conditions, the reorganizations are expected to occur in September 2025. No shareholder approval is required to effect the reorganization of the Selling Funds into the corresponding Acquiring Funds. This supplement provides written notice of the reorganizations to the Selling Fund and Acquiring Fund shareholders. No assurance can be given that the reorganizations will occur. None of the reorganizations is contingent upon any other reorganization.
Selling Funds	Acquiring Funds

MassMutual Total Return Bond Fund (a series of MassMutual Select Funds)	MassMutual Core Bond Fund (a series of MassMutual Premier Funds)

MassMutual Equity Opportunities Fund (a series of MassMutual Select Funds)	MassMutual Diversified Value Fund (a series of MassMutual Select Funds)

Under the terms of the proposed Agreement and Plan of Reorganization, each Selling Fund’s assets and liabilities would be transferred to the corresponding Acquiring Fund in return for shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate value of the assets that it receives from its corresponding Selling Fund, less the liabilities it assumes from that corresponding Selling Fund. The Acquiring Fund shares would be distributed pro rata to shareholders of the respective Selling Fund, in liquidation of the Selling Fund. Current shareholders of the Selling Fund would thus become shareholders of the applicable Acquiring Fund and would receive shares of the applicable Acquiring Fund with a value equal to their shares of the Selling Fund at the time of the reorganization. Assuming certain conditions are satisfied, each reorganization is expected to be a tax-free event for U.S. federal income tax purposes. More information about each Acquiring Fund and the definitive terms of each of the reorganizations will be included in the combined information statement/prospectus relating to the reorganizations.
At any time before the close of the reorganizations, shareholders may redeem a Selling Fund’s shares as described in such Funds’ Prospectus dated February 1, 2025. Such redemptions may be taxable transactions.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund or Selling Fund, nor is it a solicitation of any proxy. For important information regarding the reorganizations, or to receive a free copy of the combined information statement/

prospectus relating to the reorganization (and containing important information about fees, expenses, and risk considerations), once the registration statement relating to the reorganizations has been filed with the Securities and Exchange Commission and become effective, please call your financial intermediary or visit its website. The combined information statement/prospectus relating to the reorganization will be available free of charge on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the combined information statement/prospectus carefully before making any investment decisions.
With respect to the MassMutual Total Return Bond Fund, effective immediately, the section entitled “Purchase and Sale of Fund Shares” (page 10 of the respective Prospectus) is restated in its entirety as follows:
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available through various financial intermediaries, such as retirement plan recordkeepers, broker-dealers, financial institutions, and insurance companies, and to other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
The Board of Trustees of the MassMutual Select Funds has approved the reorganization of the Fund into the MassMutual Core Bond Fund. Subject to the satisfaction of certain conditions, the reorganization is expected to occur in September 2025. No assurance can be given that the reorganization will occur.
Purchase Minimums*
	Class A	Class Y

Initial Investment	$1,000	$100,000

Subsequent Investment	$250	$250

*
The Fund reserves the right to change or waive the investment minimums. Class I, Class R5, Service Class, Administrative Class, Class R4, and Class R3 shares do not have investment minimums and there are no initial or subsequent investment minimums for retirement plans.

With respect to the MassMutual Equity Opportunities Fund, effective immediately, the section entitled “Purchase and Sale of Fund Shares” (page 26 of the respective Prospectus) is restated in its entirety as follows:
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available through various financial intermediaries, such as retirement plan recordkeepers, broker-dealers, financial institutions, and insurance companies, and to other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
The Board of Trustees of the MassMutual Select Funds has approved the reorganization of the Fund into the MassMutual Diversified Value Fund. Subject to the satisfaction of certain conditions, the reorganization is expected to occur in September 2025. No assurance can be given that the reorganization will occur.

Purchase Minimums*
	Class A	Class Y

Initial Investment	$1,000	$100,000

Subsequent Investment	$250	$250

*
The Fund reserves the right to change or waive the investment minimums. Class I, Class R5, Service Class, Administrative Class, Class R4, and Class R3 shares do not have investment minimums and there are no initial or subsequent investment minimums for retirement plans.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMPRO-25-08
PREMPRO-25-06